Exhibit 10.2

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (this “Amendment”) is made this 28th day of February, 2023 (the “Effective Date”), by and between 1717 OSSRE, LLC, a Pennsylvania limited liability company (“Landlord”), and SAVARA INC., a Delaware corporation (“Tenant”).

BACKGROUND

A.
Landlord and Tenant entered into a certain written Agreement of Lease dated July 7, 2021 (the “Original Lease”), pursuant to which Landlord leases to Tenant, and tenant leases from Landlord, certain premises (the “Existing Premises”) comprising 2,465 (+/-) square feet of space on the third floor of the building bearing a street address of 1717 Langhorne Newtown Road, Langhorne, PA 19047 (the “Building”), as the same is more particularly described therein.

B.
Landlord and Tenant desire to confirm, amend and modify the Lease so as to provide, inter alia, for an expansion of the Existing Premises to include certain space consisting of 3,970 rentable square feet on the 3rd floor of the Building known as Suite 300 (the “Expansion Premises”), on and subject to the terms and conditions hereof.

C.
The Expansion Premises are shown in the “Floor Plan” attached hereto as Exhibit A and made a part hereof.

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, agree as follows:

1.
BACKGROUND. The foregoing Background is incorporated into the body of this Amendment by this reference thereto with the same force and effect as though the same was rewritten in full herein below.

2.
DEFINITIONS.

a.
Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms under the Original Lease.

b.
From and after the Effective Date, the word “Lease,” as used in the Original Lease and this Amendment, shall mean the Original Lease, as amended by this Amendment, unless the context dictates otherwise.

c.
From and after the Extension Term Commencement Date (as hereinafter defined), the word “Premises,” as used in the Original Lease and this Amendment, shall means the Premises (as defined in the Original Lease) and the Expansion Premises (as herein defined), unless the context dictates otherwise.

d.
From and after the Effective Date, the word “Term,” as used in the Original Lease and this Amendment, shall mean the Term (as defined in the Original Lease), as extended by the Extension Term (as hereinafter defined), unless the context dictates otherwise.

e.
From and after Extension Term Commencement Date, the word “Minimum Annual Rent,” as used in the Original Lease and this Amendment, shall mean the New Minimum Annual Rent (as hereinafter defined), unless the context dictates otherwise.

Exhibit 10.2

2.
EXPANSION PREMISES. Beginning on the Extension Term Commencement Date, Landlord hereby leases to Tenant, and Tenant leases from Landlord, the Expansion Premises, for the Extension Term, on and subject to the terms and conditions of the Lease. Tenant accepts the Expansion Premises in their “as is,” “where is,” and “with all faults” condition. During the period beginning on the Effective Date and ending immediately prior to the Extension Term Commencement Date, Tenant shall be permitted to occupy the Expansion Premises for the sole purposes of constructing the Expansion Premises Tenant Improvements (as hereinafter defined) therein. Such occupancy of the Expansion Premises shall be on and subject to all terms of the Lease, except that Tenant shall have no obligation to pay any Minimum Annual Rent therefor.

3.
EXTENSION TERM. The term of the Lease is hereby extended to June 30, 2026 (the “Expiration Date”) The period beginning on July 1, 2023 (the “Extension Term Commencement Date”) and ending as of Midnight on the Expiration Date is sometime referred to herein as the “Extension Term.”

4.
NEW MINIMUM ANNUAL RENT. Beginning on the Extension Term Commencement Date, Tenant shall pay Minimum Annual Rent (sometimes referred to herein as “New Minimum Annual Rent”) for the Premises, as follows:

Term	Minimum Annual Rent	Monthly Installment
7/1/23 – 6/30/24	$ 170,527.50	$ 14,210.63
7/1/24 – 6/30/25	$ 173,745.00	$ 14,478.75
7/1/25 – 6/30/26	$ 176,962.50	$ 14,746.88

New Minimum Annual Rent shall be payable, without demand, in advance, in equal consecutive monthly installments, on the first day of each month throughout the Term, without abatement, deduction, or set-off.

6.
TENANT IMPROVEMENTS. Prior to the Extension Term Commencement Date, Tenant, at its sole cost and expense, shall have Substantially Completed the Expansion Premises Tenant Improvement in the Expansion Premises, at its sole cost and expense, subject to the application of the Expansion Premises Tenant Improvement Allowance (as defined in Exhibit B attached hereto and made a part hereof). The Expansion Premises Tenant Improvements shall be completed in accordance with the terms and provisions Section 12(b) of the Original Lease and Exhibit B attached hereto. If the Expansion Premises Tenant Improvements are not Substantially Complete on or before the Extension Term Commencement Date, Tenant shall nevertheless commence the payment of the New Minimum Annual Rent beginning on that date.

7.
CONFESSION OF JUDGMENT. Section 22(a)(vi) of the Original Lease includes a Confession of Judgment for Possession. Tenant, after consultation with its counsel, acknowledges and agrees that (a) it comprehends the Confession of Judgment for Possession provision from the Original Lease, (b) Confession of Judgment for Possession provision from the Original Lease shall remain in full force and effect, and (c) the Confession of Judgment for Possession provision from the Original Lease is repeated, in full, herein below, as follows:

CONFESSION OF JUDGMENT FOR POSSESSION. THE FOLLOWING SECTIONS SET FORTH WARRANTS OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT FOR POSSESSION OF THE PREMISES.

(1)
UPON AN EVENT OF DEFAULT BY TENANT UNDER THIS LEASE AGREEMENT OR UPON THE EXPIRATION OF THE TERM OF THIS LEASE AGREEMENT OR THE EARLIER TERMINATION OR SURRENDER HEREOF AS PROVIDED IN THIS LEASE AGREEMENT, IT SHALL BE

Exhibit 10.2

LAWFUL FOR ANY ATTORNEY TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT AND TO CONFESS JUDGMENT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE AGREEMENT SHALL BE ITS SUFFICIENT WARRANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF POSSESSION OR OTHER APPROPRIATE WRIT UNDER THE RULES OF CIVIL PROCEDURE THEN IN EFFECT MAY ISSUE FORTHWITH WITHOUT ANY PRIOR WRIT OR PROCEEDINGS AND TENANT, WITH FULL KNOWLEDGE OF SUCH REMEDIES, WAIVES ITS RIGHTS TO NOTICE THEREOF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS LEASE AGREEMENT. TENANT ACKNOWLEDGES THAT THIS LEASE AGREEMENT GRANTS TO TENANT ADEQUATE GRACE AND NOTICE PERIODS AND TENANT ACCEPTS SUCH GRACE AND NOTICE PROVISIONS AS SATISFYING ALL OF TENANT’S RIGHTS INCLUDING BUT NOT LIMITED TO ITS CONSTITUTIONAL RIGHTS, PROVIDED, HOWEVER, IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED, THE SAME SHALL BE DETERMINED THAT THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AGREEMENT UNDER ANY OF THE TERMS OF THIS LEASE AGREEMENT TO BRING ONE OR MORE FURTHER ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE PREMISES AND CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE PREMISES AS HEREINABOVE PROVIDED.

(2)
IN ANY ACTION TO CONFESS JUDGMENT FOR POSSESSION OF THE PREMISES, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY IT OR SOMEONE ACTING FOR IT, SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, AND, IF A TRUE COPY OF THIS LEASE AGREEMENT (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT HEREBY RELEASES TO LANDLORD AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR TENANT ALL PROCEDURAL ERRORS IN SAID PROCEEDINGS AND ALL LIABILITY THEREOF, UNDER THE ACTS OF ASSEMBLY AND RULES OF CIVIL PROCEDURE, EITHER AT THE END OF THE TERM OR EARLIER TERMINATION OF THIS LEASE AGREEMENT. TENANT, ACKNOWLEDGING THE ADEQUACY OF THE GRACE AND NOTICE PROVISIONS CONTAINED HEREIN, SPECIFICALLY WAIVES ANY RIGHTS TO NOTICE REQUIRED BY THE LANDLORD AND TENANT ACT OF 1951, AS AMENDED, AND AGREES THAT 5 DAYS’ NOTICE SHALL BE SUFFICIENT IN ANY SUCH CASE.

Tenant’s Initials: DLL

12.
BROKERS. Tenant and Landlord represent to each other that no brokers were responsible for bringing about or negotiating this Amendment. Tenant agrees to defend, indemnify, and hold Landlord harmless against any claims for brokerage commission or compensation with regard to the Expansion Premises by any broker(s) acting on behalf of or to having dealt with Tenant.

13.
MISCELLANEOUS.

a.
Except as expressly modified by this Amendment, the terms and conditions of the Original Lease are hereby ratified and confirmed by the parties hereto and remain in full force and effect without change.

b.
In the event of any conflict between the terms, covenants, and conditions of this Amendment and the terms, covenants, and conditions of the Original Lease, the terms, covenants, and conditions of this Amendment shall be controlling.

Exhibit 10.2

c.
This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

d.
Any headings preceding the text of the several sections and sub-sections hereof are inserted solely for convenience of reference and shall not constitute a part of this Amendment nor shall they affect its meaning, construction or affect.

e.
This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

f.
This Amendment may be executed in one (1) or more multiple counterparts, each of which shall be deemed to constitute an original, and all of which, when taken together, shall be deemed to constitute one and the same instrument. Any electronically generated signature to this Amendment shall be treated as a so-called “wet ink” signature. Any facsimile or scanned and “pdf” transmittal of original signature versions of this Agreement shall be considered to have the same legal effect as execution and delivery of the original document and shall be treated in all manner and respects as an original document.

[Signature page follows.]

Exhibit 10.2

IN WITNESS WHEREOF, and intending to be legally bound, Landlord and Tenant have executed this First Amendment to Lease as of the day and year first above written.

LANDLORD:

1717 OSSRE, LLC, a Pennsylvania limited liability company

Witness:	By:	/s/Nandish Pate
	Name:	Nandish Patel
	Title:	Authorized Member

TENANT:

SAVARA INC., a Delaware corporation

Witness:	By:	/s/ Dave Lowrance
	Name:	Dave Lowrance
	Title:	CFO

Exhibit 10.2

Exhibit List[1]

Exhibit A:	Floor Plan of Expansion Premises [Intentionally omitted.]
Exhibit B:	Tenant Improvements [Intentionally omitted.]

[1] Omitted exhibits to be provided to the Securities and Exchange Commission upon request.